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                                                                    EXHIBIT 23.3

                     CONSENT OF PRICEWATERHOUSECOOPERS LLP

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of RealNetworks, Inc. and subsidiaries of our report dated March 20, 1998 relating to the financial statements of Vivo Software, Inc., which appears in Amendment No. 1 to the Current Report on Form 8-K/A of RealNetworks, Inc. and subsidiaries dated March 24, 1998.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 10, 1998